UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

On May 2, 2019, Dow Inc. issued a press release and related presentation, attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, announcing results for DowDuPont Inc.'s Materials Science Division for the first quarter of 2019.

The information contained in this report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description
99.1	Press release issued by Dow Inc. on May 2, 2019, announcing results for DowDuPont Inc.'s Materials Science Division for the first quarter of 2019.
99.2	Dow Inc. first quarter 2019 Conference Call Presentation dated May 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.
THE DOW CHEMICAL COMPANY
Date: May 2, 2019

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax